BioSig Technologies

Ken Londoner, Founder, Chairman and CEO

Zooming with LD

July 27th, 2020

NASDAQ : BSGM

Disclaimer

This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig's products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig's control.

These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig's products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig's ability to effectively react to other risks and uncertainties described from time to time in BioSig's SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility.

BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

BioSig Technologies Positioned for Success


BioSig
technologies

- **Multi-billion dollar electrophysiology (EP) market**
  - Demand driven by high prevalence of arrhythmia
  - Procedures more efficacious than drugs, predicated on ability to analyze clean cardiac signals
- **Differentiated value proposition and impact to the patient**
  - Current standard of care negatively affected by signal "noise" and artifacts
  - PURE EP™ System offers a cleaner signal and potentially superior patient outcomes
- **ViralClear subsidiary testing an anti-viral therapy for COVID-19**
  - Broad-spectrum anti-viral now in Phase II clinical trial in Texas and Mayo Clinic sites
  - In vitro studies shown 98% reduction in viral load
- **Robust commercialization strategy – FDA cleared technology**
  - Supported by world-renowned key opinion leaders
  - Strategy led by a dynamic, experienced team
- **Strong intellectual property portfolio**
  - 26 allowed / issued worldwide design and utility patents

Strong Performance by both MedTech and Pharmaceutical Divisions

First-class industry experience

- Growing team of experienced clinical and commercial specialists
- Conducting *daily* patient cases with PURE EP™ at two high-volume centers; new installations in Q3
- Enrolling patients into Phase II clinical trial for COVID-19 in some of the most impacted states – *data expected in Q3*
- Robust US-based supply chain

Growing industry presence

- Presenting at 5 conferences in 2020
- Formally invited to showcase PURE EP™ during live cases at Texas Cardiac Arrhythmia Institute in Q4
- 3 clinical data abstracts accepted for publication in 2020

Robust financial performance

- Stock up 34% year-to-date
- Significantly outperformed Dow and Russell 2000
- Raised $38.3 million in 2020
- Strong capital markets and capital architecture expertise


yahoo!finance

BioSig technologies

PURE EP™ at-a-glance

- **FDA cleared device:** non-invasive platform technology provides detailed intracardiac information
- **Innovative system architecture:** acquisition of high-fidelity cardiac analog signals in an original unfiltered format
- **Unique value proposition:** demonstrated ability to maintain signal integrity even in the most complex arrhythmias
- **Seamless integration:** compatible with EP recording and 3D mapping systems without workflow disruptions
- **Modular design:** pipeline of software modules as additional revenue drivers


PURE EP™
SEE MORE, CLEARLY
A novel real-time signal processing platform engineered to reveal the full range of cardiac signals
BioSig
Low-Noise Proprietary Architecture
Wide Dynamic Range
Large Frequency Bandwidth
Linear Signal Acquisition
Modular Design

PURE EP™ Developed Through Collaboration with Leading Centers

Relationships at leading, high-volume centers create traction for PURE EP™ in the market

2011 — Concept developed with Texas Cardiac Arrhythmia Institute (TEXAS CARDIAC ARRHYTHMIA)

2013 — Proof of concept test completed at UCLA (UCLA Health)

2014 — Prototype test with UCLA (UCLA Health)

2014 — Initial pre-clinical planning at Mayo Clinic (MAYO CLINIC)

2015 — First pre-clinical trials at Mayo Clinic (MAYO CLINIC)

2016 — Advanced research at Mayo Clinic, trials at Mount Sinai (Mount Sinai)

2016 — Technology development partnership with Minnetronix (MINNETRONIX™ THINKING MEDICAL SYSTEMS™)

2017 — Strategic collaboration with Mayo Clinic, first beta units, pre-FDA testing (MAYO CLINIC)

2018 — FDA 510(k) clearance

2019 — First patient cases and first clinical trial (TEXAS CARDIAC ARRHYTHMIA; MAYO CLINIC)

2020 — Targeted commercial release of PURE EP™ System

Driving Market Awareness Through Physician Insights



Shaping the Future of EP Through Advanced Signal Processing and Analysis:
Interview with Andrea Natale, MD and Matthew Dare, CEPS
Texas Cardiac Arrhythmia Institute

APR 2020: EP Lab Digest

Interview with Andrea Natale, M.D. – Texas Cardiac Arrhythmia Institute (TCAI)



Stanford New Arrhythmia Technologies
MAY 2020 - Online EP Conference
~500 attendees - Talk length: 5:39
• Critical unmet needs with present systems
• How PURE EP™ is addressing this
• Examples of PURE EP™ in use

MAY 2020: Stanford Arrhythmia Symposium

Presentation by Mayo Clinic on shortcomings in EP and how PURE EP™ is addressing them

(audience of ca. 320 physicians)

AF SYMPOSIUM

Spotlight Session

PURE EP™ - Technology Experience

Andrea Natale, MD, TCAI

(audience of ca. 250 physicians)



HRS SCIENCE 2020
JUNE + JULY 2020
2x On-Demand webinars
CARDIAC SIGNAL ACQUISITION AND CLINICAL CONSIDERATIONS FOR ACCURATE INTERPRETATION
• Technology differentiation and create awareness
• Advantages of a digital approach to signal analysis
• PURE EP™ illustrations throughout

JUN - JUL 2020- HRS SCIENCE 2020

Educational talks by Mayo Clinic on novel signal acquisition systems

(audience of ca. 400 physicians)



CardioVisual
Heart Information You Can Trust

Case Reviews *(5min videos)*

The impact of PURE EP™ during EP procedures

BioSig technologies

Defining the Market Opportunity

Global Growth in EP Devices:

$4.5B in 2017, projected to reach **$7.4B in 2022**

10.4% growth rate

Global Growth
in Complex Cardiac Ablation Procedures:

440,629 in 2017 to **830,390 in 2022**

13.5% growth rate

U.S.
1,631 hospitals averaging 2.1 rooms per lab

3,425

EP rooms

OUS:
3,729 hospitals averaging 1.05 rooms per lab

3,915

EP rooms

Data source: 2018 MD&D report

As Hospitals Resume Elective Procedures, Should they Prioritize Electrophysiology During COVID-19?

EP procedures are clinically urgent

Delaying procedure increases stroke risk and worsens outcomes

EP procedures are revenue generating

CV surgery and invasive cardiology have the highest net annual revenue compared to all other service lines

Median Revenues Per Case For Ablation and Select EP Procedures



Inpatient Ablations
Outpatient Ablations
Inpatient CV Comparators
$55,825
$51,512
$22,240
$19,460
$33,417
$-
$20,520
$-
$9,600
$-
Medicare FFS
Commercial FFS

Data Source: Advisory Board, Published by Cardiovascular Rounds

Reimbursement rates continue to increase

CMS Reimbursement Changes From FY 2019 to FY 2020

Procedure	Reimbursement Rate Change
Inpatient	
All inpatient services	2.5%
Ablations and LAAO (DRG 274	**8.8%**
Pacemaker implant (DRG 244)	0.9%
ICD implant (DRG 227)	0.9%
Outpatient	
All outpatient services	2.6%
Ablations (APC 5213)	6.3%
Pacemaker implant (APC 5223	3.8%
ICD implant (APC 5232)	5.3%

COVID-19 Asset Developed by Subsidiary, ViralClear Pharmaceuticals

- **Merimepodib, lead compound, currently in Phase II clinical trial for COVID-19**
  - Broad-spectrum, orally administered anti-viral previously tested in other indications
  - Commenced Phase II clinical trial in June 2020 at Mayo Clinic under the leadership of Andrew D. Badley, M.D., Enterprise Chair of the COVID-19 Task Force
  - Studies include in-hospital combination therapy with remdesivir
  - Extensive development work completed to shorten time to market
  - Subsidiary raised $10.8 million in May 2020
  - **Top line data expected in Q3 2020**
- **Exceptionally strong, expert management team**
  - Dr. Jerome B. Zeldis (CMO) - former Chief Medical Officer of Celgene
  - Steve King (COO) - extensive small molecule outsourcing drug development expertise from development through to commercial launch
- **Strong scientific rationale and data support treatment for COVID-19**
  - Immune modulation, tested at Galveston National Laboratory at UTMB
  - *In vitro* studies shown 98% reduction in viral load
  - First *in vitro* data published in online peer-reviewed journal
- **Clean safety profile**
  - 437 patients previously treated in other indications
  - Anticipated length of treatment is 14 days or less

ViralClear



Unique Collaboration with Mayo Clinic

- 10-year strategic agreement
  - Collaboration on technology development
  - Joint IP filings
  - Licensing opportunities
  - Mayo Clinic has invested capital in the development of the PURE EP™ System
- Phase II clinical trial support for ViralClear Pharmaceuticals, Inc.
- First PURE EP™ System installed at Mayo Clinic in Florida in January 2020

MAYO CLINIC

Key Milestones

2020

- ✓ Targeted commercial release of PURE EP™ System
- ✓ Obtain top line Phase II clinical data for merimepodib
- ✓ Initiate Phase III pivotal trial for COVID-19
- ✓ Develop new product pipeline to complement PURE EP™
- ✓ File further IP

2021

- ✓ Accelerate commercialization of PURE EP™ in U.S.
- ✓ Deliver Phase III results for COVID-19 therapy
- ✓ File further IP, advance R&D in bioelectronic medicine
- ✓ Clinical data publication and new evidence-based trials
- ✓ Gain European regulatory approval for PURE EP™
- ✓ Explore strategic partnerships and licensing opportunities

TEXAS CARDIAC ARRHYTHMIA | MAYO CLINIC | Penn | MASSACHUSETTS GENERAL HOSPITAL

Seasoned Management Team, Possessing the Necessary Skillset and Knowledge to Drive Commercialization



Kenneth L. Londoner, MBA
Founder, Chairman, CEO, Director
NeuroClear Technologies; ViralClear Pharmaceuticals; Endicott Management Partners; J &W Seligman & Co.



Steve Chaussy, CPA
CFO
NeuroClear Technologies; Liberski Inc; Anna & Co; Penske Automotive; Ford Hogg and Cobbe



Andy Ballou
Vice President, Investor Relations
Janney Montgomery Scott; RBC Capital Markets



John Kowalski
Vice President, Sales
Biosense Webster (Johnson & Johnson)



Manasi Patwardhan
Director of Strategic Planning Verily Life Sciences, Boston Scientific - Neuromodulation; Medtronic



Natasha Drapeau
Executive Vice President
NeuroClear Technologies; Alliance for Advancing Bioelectronic Medicine; Institute of Directors, UK; IG Group Plc, UK



Barry Keenan, Ph.D, MBA, PMP
Vice President, Engineering
Medtronic; Nexeon MedSystems; Alfred Mann Institute for Biomedical Engineering; Alfred Mann Foundation for Scientific Research



Julie Stephenson, BSN, MBA
Vice President, Clinical Affairs
Medtronic; Boston Scientific; Guidant Corporation



Olivier Chaudoir
Senior Director, Marketing
Biosense Webster; DePuy Synthes

PENSKE Boston Scientific verily amf IG Biosense Webster Medtronic

Business Model Summary

Highlights:

- PURE EP™ System expected to generate revenue beginning in H2 2020
- Decreasing annual cash burn in 2020
- Scaling up organization through increasing salesforce and extending relationships with world-class healthcare institutions
- Robust commercial strategy led by highly experienced team
- Strong product pipeline to capitalize on the already validated core competencies of PURE EP™ System
- Additional product pipeline covering novel therapies for autonomic nervous system disease
- Strategic partnerships with leading centers
- In March 2020, acquires the license for merimepodib, a broad-spectrum anti-viral to treat COVID-19. Currently in Phase II clinical trial across multiple sites.

BSGM Snapshot:

Key Company Data	(07/22/20)
Recent price:	$7.94
52-week range:	$2.36 - $12.43
Primary shares i/o:	28.4 million
Public float:	21.9 million
Market cap:	$230.97 million
Average volume (1 month):	1,071,596 shares